UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

         Date of Report (Date of earliest event reported): June 11, 2003

                           FIRST COLONIAL GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


          Pennsylvania                  0-11526             23- 2228154
  ------------------------------- ----------------- ----------------------
   (State or other jurisdiction of    (Commission       (I.R.S. Employer
incorporation or organization)        File Number)      Identification Number)

                                76 S. Main Street
                               Nazareth, PA 18064
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code: 610-746-7300
                                 --------------



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Item 7.  Financial Statements and Exhibits.


         (c)   Exhibits.


Number   Title
------   -----

99.1     Quarterly Report to Shareholders dated March 31, 2003.


Item 9.  Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition.

On June 11, 2003, First Colonial Group, Inc. mailed its quarterly report to shareholders. A copy of this quarterly report is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           First Colonial Group, Inc.



                                           By: /s/ Reid L. Heeren
                                               ---------------------------------
                                               Vice President and Chief
                                               Financial Officer

Date: June 11, 2003





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